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                                                                  Exhibit 10(v)

                            [LOGO PIONEER STANDARD]


                       PIONEER-STANDARD ELECTRONICS, INC.
                       ----------------------------------

                        SENIOR EXECUTIVE DISABILITY PLAN
                        --------------------------------








                          Effective Date: April 1, 2000


                       (Revision Date: September 19, 2000)



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                       PIONEER-STANDARD ELECTRONICS, INC.
                       ----------------------------------

                                SENIOR EXECUTIVE
                                ----------------

         This Plan is hereby adopted by Pioneer-Standard Electronics, Inc. a corporation organized and existing under and by virtue of the laws of the State of Ohio (hereinafter called the "Company");

                                   WITNESSETH:
                                   -----------

         WHEREAS, the Company desires to establish the Pioneer-Standard Electronics, Inc. Senior Executive Disability Plan (hereinafter referred to as the "Plan") in order to supplement long term disability benefits paid to certain covered Employees under the long-term disability program sponsored by the Company; and

         NOW, THEREFORE, the Company hereby adopts the Plan, effective April 1, 2000, as follows:


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                                TABLE OF CONTENTS
                                -----------------

                                                           ARTICLE NO.
                                                           -----------

     NAME AND PURPOSE                                           1

     DEFINITIONS                                                2

     ELIGIBILITY AND PARTICIPATION                              3

     ELIGIBILITY FOR DISABILITY BENEFITS                        4

     AMOUNT OF BENEFITS                                         5

     ADMINISTRATION AND CLAIMS PROCEDURE                        6

     AMENDMENT AND TERMINATION                                  7

     MISCELLANEOUS                                              8

                                   ARTICLE 1
                                   ---------

                                NAME AND PURPOSE
                                ----------------

         1.1 NAME. The name of this Plan shall be the PIONEER-STANDARD ELECTRONICS, INC. SENIOR EXECUTIVE DISABILITY PLAN.

         1.2. PURPOSE. This Plan is hereby established for the purpose of providing income to the Participants in this Plan upon their disablement.

         1.3. PLAN FOR A SELECT GROUP. This Plan shall only cover employees of the Company who are members of a select group of management or highly compensated employees; within the meaning of Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA. The Company shall have the authority to take any and all action necessary or desirable in order that this Plan satisfies the requirements set forth in ERISA and regulations thereunder applicable to plans maintained for employees who are members of a select group of management or highly compensated employees. Moreover, this Plan at all times shall be administered in such a manner, and benefits hereunder shall be so limited, notwithstanding any contrary provision of this Plan, in order that this Plan shall constitute such a plan.

         1.4. NOT A FUNDED PLAN. It is the intention and purpose of the Company that this Plan shall be deemed to be "unfunded" for tax purposes as well as being such a plan as would properly be described as "unfunded" for purposes of Title I of ERISA. This Plan shall be administered in such a manner, notwithstanding any contrary provision of this Plan, in order that it will be so deemed and would be so described.

                                      1-1
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                                   ARTICLE 2
                                   ---------

                                  DEFINITIONS
                                  -----------

         Unless the context otherwise indicates, the following words used herein shall have the following meanings whenever used in this Plan:

         2.1. ACTIVE SERVICE. The words "Active Service" shall mean, with respect to any Covered Employee, his performance in the customary manner of all of the regular duties of his employment while employed with the company on a full-time basis.

         2.2. ADMINISTRATOR. The word "Administrator" shall mean the Company.

         2.3. AFFILIATE. The word "Affiliate" generally shall mean any corporation or business organization that, directly or indirectly, through one or more intermediaries controls is controlled by, or is under common control with the Company, and particularly shall mean any corporation of which fifty percent (50%) of the voting stock is directly or indirectly owned by the Company.

         2.4. AGE. The word "Age" shall mean a Participant's actual attained
Age.

         2.5. ANNUAL INCENTIVE COMPENSATION PLAN. The words "Annual Incentive Compensation Plan" shall mean an arrangement used to provide annual Incentive compensation to employees of the Company, whether set forth in a plan, contained in individual employment agreements or otherwise.

         2.6. APPEALS COMMITTEE. The words "Appeals Committee" shall mean the Appeals Committee established pursuant to Article 6.7 hereof.

         2.7. BOARD. The word "Board" shall mean the Board of Directors of the Company.

                                      2-1

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         2.8. CODE. The word "Code" shall mean the Internal Revenue Code of
1986, as amended, and any regulations or other pronouncements promulgated thereunder. Whenever a reference is made herein to a specific Code Section, such reference shall be deemed to include any successor Code Section having the same or a similar purpose.

         2.9. COMPANY. The word "Company" shall mean Pioneer-Standard Electronics, Inc. or any successor corporation or business organization which shall assume the obligations of the Company under this Plan.

         2.10. COVERED COMPENSATION. The word "Covered Compensation" shall mean the base monthly rate of compensation paid by the Company to a Participant for services rendered as a Covered Employee, adjusted as follows:

                  (a) Compensation shall be increased for salary reduction amounts which are excluded from the taxable income of the Employee under Code Sections 125, 402(e)(3) and 402(h); and

                  (b) Compensation shall be increased by amounts which are paid to the Participant as a part of an Annual Incentive Compensation Plan.

         2.11. COVERED EMPLOYEE. The words "Covered Employee" shall mean any elected officer of the Company and any other Employee of the Company who shall be so designated by the Chief Executive Officer of the Company.

         2.12. DATE OF DISABILITY. The words "Date of Disability" shall mean the first date on which a Participant is absent from the Active Service of the Company by reason of Disability. In the event a Participant shall have more than one period of absence from Active Service by reason of Disability, his Date of Disability shall be:

                  (a) the first day of the second absence, if the absences are separated by at least thirty (30) consecutive days of Active Service;

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                  (b)      the first day of the second absence, if the absences
                           are separated by at least one (1) day of Active Service and the cause of the second absence is entirely unrelated to the cause of the first absence; or

                  (c) the first day of the first absence in all other cases.

         2.13. DISABILITY. The word "Disability" shall mean, with respect to any Participant, a medically determinable physical or mental impairment which qualifies the Participant to receive benefits under the Company's long-term disability plan except that no Participant shall be deemed to have a Disability if such Disability was:

                  (a) contracted, suffered or incurred while the Participant was engaged in, or resulted from his having engaged in a criminal act or enterprise;

                  (b) resulted from the Participant's addiction, habituation or use of alcohol, narcotics or hallucinogens; provided, however, that where such Participant is determined to be a qualified individual with a disability within the meaning of the Americans with DisabIlities Act (42 United States Code Section 12101, et seq.) with respect to such Disability, the exclusion contained in this paragraph
                           (ii) shall be limited to such Participant's engaging in the illegal use of drugs or alcohol within the meaning of 42 United States Code Section 12114; or resulted from any intentionally self-inflicted injury.

                           A determination of Disability shall be made by the
Administrator with the advice of competent medical authority.

         2.14. EFFECTIVE DATE. The words "Effective Date" shall mean April 1, 2000.

         2.15. EMPLOYEE. The word "Employee" shall mean any common-law employee of the Company, whether or not an officer or member of the Board, but excluding any temporary Employee and any person serving the Company only in the capacity of a member of the Board.

         2.16. ERISA. The word "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any regulations or other pronouncements promulgated thereunder. Whenever a reference is made herein to a specific ERISA Section, such

                                      2-3
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reference shall be deemed to include any successor ERISA Section having the same or a similar purpose.

         2.17. LONG TERM DISABILITY PERIOD. The words "Long Term Disability Period" shall mean, for a Participant who has a Disability and who has not attained Age sixty-five (65), the period commencing on the first day of the fifth (5th) full month following his Date of Disability and continuing until the later of:

                  (a) the first day of the month coinciding with or next following his attainment of Age sixty-five (65); or

                  (b) the last day of the twenty-fourth (24th) full month following his Date of Disability.

         2.18 MILITARY SERVICE. The words "Military Service" shall mean duty in the Armed Forces of the United States, whether voluntary or involuntary, provided that the Employee serves not more than one voluntary enlistment or tour of duty and further provided that such voluntary enlistment or tour of duty does not follow involuntary duty.

         2.19. PARTICIPANT. The word "Participant" shall mean any eligible Employee who has become a participant in accordance with Article 3, and who remains a Participant.

         2.20. PLAN. The word "Plan" shall mean the Pioneer-Standard Electronics, Inc. Senior Executive Disability Plan as set forth herein, effective as of the Effective Date, and as it may be amended from time to time hereafter.

         2.21. PLAN YEAR. The words "Plan Year" shall mean the twelve (12) month period ending on December 31 in each calendar year. The first Plan Year shall mean the period between April 1, 2000 and ending December 31,2000.

                                      2-4

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         2.22. TERMINATION OF EMPLOYMENT: The words "Termination of Employment"
shall mean the cessation of a Participant's service with the Company for any of the following reasons:

                  (a) his discharge by the Company or an Affiliate for cause unless he is subsequently reemployed and given pay back to his date of discharge;

                  (b)      his voluntary Termination of Employment;

                  (c)      his retirement;

                  (d)      his failure to return to work:

                           (i)      at the end of any leave of absence
                                    authorized by the Company; or

                           (ii) within ninety (90) days following such Employee's release from Military Service or within any other period following Military Service in which such Employee's right to reemployment with the Company is guaranteed by law; or

                           (iii) after the cessation of disability income payments under this Plan or under any other sick leave or disability program of the Company;

         2.23. 30 DAY WAITING PERIOD. The words "30 Day Waiting Period" shall mean the thirty (30) consecutive days immediately following a Participant's Date of Disability.

                                      2-5

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                                   ARTICLE 3
                                   ---------

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

         3.1. ELIGIBILITY. Each Employee who is or shall become a Covered Employee shall be eligible to become a Participant on or as of such date specified by the Company.

         3.2. PARTICIPATION. Any Employee shall automatically cease to be a Participant in the Plan on the date the Employee ceases to be a Covered Employee as such term is defined in Section 2.11 hereof; provided, however, that an Employee shall not cease to be a Participant in the Plan by reason of his transfer to employment, as a salaried Employee, with an Affiliate.

                                      3-1

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                                    ARTICLE 4
                                    ---------

                       ELIGIBILITY FOR DISABILITY BENEFITS
                       -----------------------------------

         4.1. ELIGIBILITY FOR LONG TERM DISABILITY BENEFITS. A Participant whose Disability continues through the end of fifth (5th) full month following his Date of Disability and who has not attained age sixty-five (65), shall be eligible to receive long term disability benefits payable monthly in the amount determined in accordance with Article 5 hereof. Such long term Disability benefits shall commence ON THE FIRST DAY OF THE FIFTH (5TH) FULL MONTH FOLLOWING HIS DATE OF DISABILITY. Such benefit shall cease upon the earliest to occur of:

                  (a) the Participant's engaging in any Gainful Occupation or Employment other than Rehabilitative Employment;

                  (b) the end of the Long Term Disability Period and Extended Long Term Disability Period;

                  (c) the determination by the Administrator on the basis of a medical examination or a physician's statement that the Participant ceases to be disabled; or

                  (d) the Participant's refusal to submit a physician's statement or to undergo a medical examination ordered by the Administrator, subject to the provisions of
                           Section 4.2 hereof,

         4.2. APPLICATION FOR BENEFITS. Each Participant who has a Disability shall apply for Disability benefits in writing on such form or forms as the Administrator shall prescribe. A Participant shall become entitled to Disability benefits on application only if the Administrator finds that he has a Disability as described in Section 2.13 hereof. In any case, where the Administrator makes a determination with respect to the Disability of any Participant applying for Disability benefits, the Participant shall be required periodically to submit, at the Company's expense, a physician's statement as to the extent of his Disability and may be required to submit to such examinations and reexaminations by a clinic, physician or physicians

                                      4-1
selected by the Administrator as the Administrator deems necessary to establish his eligibility for such benefits or his continued eligibility therefor. The Administrator may substitute other equally conclusive diagnostic medical evidence, if it so decides in place of such physician's statement and such examination by a clinic, physician or physicians. Fees of any clinic, physician or physicians making such examinations shall be paid by the Company.

         4.3. CESSATION OF ACTIVE PARTICIPATION INITIATED BY THE ADMINISTRATOR. In the event that the Administrator determines, in its sole discretion, that a Participant is not, or may not be, a member of a "select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3), 401(a)(1) or 4021(b)(6) of ERISA, then the Administrator may, in its sole discretion, terminate such Participant's active participation in this Plan.

         4.4 TAX WITHHOLDING. The Company may withhold from any payment made by it under this Plan such amount or amounts as may be required for purposes of complying with the tax withholding or other provisions of the Code, the Social Security Act or any state or local income or employment tax act or for purposes of paying any estate, inheritance or other tax attributable to any amounts payable hereunder.

                                      4-2

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                                    ARTICLE 5
                                    ---------

                               AMOUNT OF BENEFITS
                               ------------------

         5.1. AMOUNT OF LONG TERM BENEFITS. The monthly amount of Long Term Disability benefits payable under the Plan shall be an amount which, on an after tax basis, when combined with any benefits payable to the Participant under the Company's Long Term Disability program, shall equal sixty percent (60%) of the Participant's total W-2 earnings in the year prior to the disability start date. If benefits are payable for any period of time which is less than a full month, the amount of monthly benefits payable for such period will be proportionately reduced.

         5.2 The amount of disability benefits payable to a Participant under this Plan shall be reduced by:

                  (a) the amount of any other income paid or payable by reason of such Participant's Disability pursuant to any of the following;

                           (i) the Federal Social Security Act determined pursuant to Section 5.3 hereof (including any benefits payable to the Participant's dependents on account of his disability);

                           (ii) any state or federal government disability or retirement plan;

                           (iii) any workmen's compensation or similar law determined pursuant to Section 5.4 hereof; or

                           (iv) any other disability, retirement, income or salary continuance program sponsored by the Company;

                  (b) after his attainment of Age sixty-five (65), the amount of any Federal Old Age Benefits paid or payable under the Federal Social Security Act determined pursuant to Section 5.3 hereof
                          (including any benefits payable to the Participant's dependents).

         5.3. For the purposes of this Plan, any Participant covered under the Federal Social Security Act will be deemed to be receiving periodic cash payments, commencing at the

                                      5-1
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end of any waiting period required under said Act in an amount equal to the amount he and his dependents would receive if they were receiving such payments, unless the Participant submits proof to the Administrator that proper application for such payments was made and that such application was denied. Any subsequent changes in the amount of benefits payable under the Federal Social Security Act (except changes due to changes in the number of a Participant's dependents) shall not reduce or increase the amount of benefits payable under this Plan. However, for the purposes of this Plan, if a change in the number of dependents occurs, the amount of the Participant's benefit will be adjusted by the amount of benefit payable under the Federal Social Security Act applicable to that dependent based on the amount of benefit which was or would have been payable at the time the Participant was initially eligible for benefits under the Federal Social Security Act due to the same disability or due to his attainment of Age sixty-five (65).

         5.4. For the purposes of this Plan, the amount of any income paid or payable to a Participant under any workmen's compensation or similar law shall be deemed to be any amount payable to or on behalf of the Participant on account of any injury or occupational disease causing a Disability in the nature of a disability for which the Company or an Affiliate is liable, pursuant to any Workmen's Compensation, occupational disease or similar laws, but excluding any fixed statutory payments for the loss of any bodily member. In addition, if any such amount is determined with respect to a period of time, the reduction under
Section 5.2 hereof shall be made only with respect to the same period; and provided that, if any such amount is not determined with respect to a period of time, the Administrator shall apportion the amount to a period of time under procedures designed to result in a reduction comparable to that which would be made if the amount had been determined with respect to a period of time.

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                                    ARTICLE 6
                                    ---------

                       ADMINISTRATION AND CLAIMS PROCEDURE
                       -----------------------------------

         6.1. GENERAL RIGHTS, POWERS, AND DUTIES OF ADMINISTRATOR. The Administrator, or such person or entity as the Administrator may delegate from time to time hereunder, shall be responsible for the general administration of this Plan and shall have all powers as may be necessary to carry out the provisions of this Plan and may, from time to time, establish rules for the administration of this Plan and the transaction of this Plan's business. In addition to any powers, rights and duties set forth elsewhere in this Plan, the Administrator shall have the following powers, rights and duties:

                  (a) To enact such rules, regulations, and procedures and to prescribe the use of such administrative forms as it shall deem advisable;

                  (b) To appoint or employ such agents, attorneys, actuaries, accountants, assistants or other persons (who may also be Participants in this Plan or be employed by or represent the Company) at the expense of the Company as it may deem necessary to keep its records or to assist it in taking any other action authorized or required hereunder;

                  (c) To delegate to designated persons or entities the right to exercise any of its powers or the obligation to carry out any or all of its duties as Administrator;

                  (d) To interpret this Plan, and to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, to determine the right to benefits of, and the amount of benefits, if any, payable to any person in accordance with the provisions of this plan to resolve all questions arising under this Plan;

                  (e) To administer this Plan in accordance with its terms and any rules and regulations it establishes;

                  (f) To maintain such records concerning this Plan as it deems sufficient, to prepare reports, returns and other information required by this Plan or by law; and

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

                  (g) To direct the Company to pay benefits under this Plan and to give such other directions and instructions as may be necessary for the proper administration of this Plan.

         6.2. INFORMATION TO BE FURNISHED TO THE ADMINISTRATOR. The Company shall furnish the Administrator with such data and information as it may reasonably require. The records of the Company shall be determinative of each Participant's period of employment, Termination of Employment and the reason therefor, leave of absence, reemployment, years of service, personal data, and data regarding Base Salary. Participants shall furnish to the Administrator such evidence, data or information and execute such documents as the Administrator requests.

         6.3. CLAIM FOR BENEFITS. Any claim for benefits under this Plan shall be made in writing to the Administrator in such a manner as the Administrator shall prescribe. The Administrator shall process each such claim and determine entitlement to benefits within ninety (90) days following its receipt of a completed application for benefits unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date as of which the Administrator expects to render the final decision.

         If such a claim is wholly or partially denied by the Administrator, the Administrator shall notify the claimant of the denial of the claim in writing, delivered in person or mailed by first class mail to the claimant's last known address. Such notice of denial shall contain:

                  (a) the specific reason or reasons for denial of the claim;

                  (b) a reference to the relevant Plan provisions upon which the denial is based;

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

                  (c) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary; and

                  (d) an explanation of this Plan's claim review procedure.

If no such notice is provided, the claim shall be deemed denied. The interpretations, determinations and decisions of the Administrator shall be final and binding upon all persons with respect to any right, benefit and privilege hereunder, subject to the review procedures set forth in this Article 6.

         6.4. REQUEST FOR REVIEW OF A DENIAL OF A CLAIM FOR BENEFITS. Any claimant or any authorized representative of such claimant whose claim for benefits under this Plan has been denied or deemed denied, in whole or in part, by the Administrator may, upon written notice to the Appeals Committee, request a review by the Appeals Committee of such denial of his or her claim for benefits. Such claimant shall have sixty (60) days from the date the claim is deemed denied, or sixty (60) days from receipt of the notice denying the claim, as the case may be, in which to request such a review. Such notice must specify the relief requested and the reason such claimant believes the denial should be reversed.

         6.5. APPEALS PROCEDURE. The Appeals Committee is hereby authorized to review the facts and relevant documents, including this Plan, to interpret this Plan and other relevant documents and to render a decision on the claim of the claimant. Such review may be made by written briefs submitted by the claimant and the Administrator or at a hearing, or by both, as shall be deemed necessary by the Appeals Committee. The Appeals Committee may, in it sole discretion, appoint from its members an Appeal Examiner to conduct such review. Any hearing conducted by an Appeal Examiner shall be held in such location as shall be reasonably

                                      6-3
convenient to the claimant. Any hearing conducted by the Appeals Committee shall be held to the Corporate Headquarters of the Company or such other location as the appeals Committee shall select. The date and time of such hearing shall be designated by the Appeals Committee or the Appeal Examiner upon not less than fifteen (15) days' notice to the claimant and the Administrator unless both of them accept shorter notice. The notice shall specify that such claimant must indicate in writing, at least five (5) days in advance of the time established for such hearing, his or her intention to appear at the appointed time and place, or the hearing will automatically be canceled. The reply shall specify any other persons who will accompany him or her to the hearing, or such other persons will not be admitted to the hearing. The Appeals Committee or the Appeal Examiner shall make every effort to schedule the hearing on a day and at a time which is convenient to both the claimant and the Administrator. The claimant, or his or her duly authorized representative, may review all pertinent documents relating to the claim in preparation for the hearing and may submit issues and comments in writing prior to or during the hearing.

         6.6. DECISION UPON REVIEW OF DENIAL OF CLAIM FOR BENEFITS. After the review has been completed, the Appeals Committee or the Appeal Examiner shall render a decision in writing, a copy of which shall be sent to both the claimant and the Administrator. In making its decision the Appeals Committee or the Appeal Examiner shall have full power and discretion to interpret this Plan, to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, to determine the right to benefits of, and the amount of benefits, if any, payable to any person in accordance with the provisions of this Plan. The Appeals Committee or the Appeal Examiner shall render a decision on the claim review promptly, but not more than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances

                                      6-4

(such as the need to hold a hearing) require an extension of time, in which case the sixty (60) day period shall be extended to one hundred twenty (120) days. Such decision shall include specific reasons for the decision and contain specific references to the relevant Plan provisions upon which the decision is based and, if the decision is made by an Appeal Examiner, the rights of the claimant or the Administrator to request a review by the entire Appeals Committee of the decision of the Appeal Examiner. The decision on review shall be furnished to the claimant within the appropriate time described above. If the decision on review is not furnished within such time, the claim shall be deemed denied on review. [EITHER THE CLAIMANT OR THE ADMINISTRATOR MAY REQUEST A REVIEW OF AN ADVERSE DECISION OF THE APPEAL EXAMINER BY FILING A WRITTEN REQUEST WITH THE APPEALS COMMITTEE WITHIN THIRTY (30) DAYS AFTER THEY RECEIVE A COPY OF THE APPEAL EXAMINER'S DECISION OR THE CLAIM IS DEEMED DENIED ON REVIEW. THE REVIEW OF A DECISION OF THE APPEAL EXAMINER SHALL BE CONDUCTED BY THE APPEALS
COMMITTEE IN ACCORDANCE WITH THE PROCEDURES OF THIS SECTION 6.6 AND SECTION 6.5 HEREOF. THERE SHALL BE NO FURTHER APPEAL FROM A DECISION RENDERED BY A QUORUM OF THE APPEALS COMMITTEE.] Except to the extent provided above, the decision of the Appeals Committee or the Appeal Examiner shall be final and binding in all respects on the Administrator, the Company and the claimant. Except as otherwise provided in ERISA, the review procedures of this Section 6.6 and said Section
6.5 shall be the sole and exclusive remedy and shall be in lieu of all actions at law, in equity, pursuant to arbitration or otherwise. In any event, a claimant must exhaust the review procedures of this Section and said Section 6.5 prior to the commencement of any such action.

         6.7. ESTABLISHMENT OF APPEALS COMMITTEE. The Company shall appoint the members of an Appeals Committee which shall consist of three (3) or more members. The

                                      6-5
members of the Appeals Committee shall remain in office at the will of the Company and the Company, from time to time, may remove any of said members with or without cause. A member of the Appeals Committee may resign upon written notice to the remaining member or members of the Appeals Committee and to the Company, respectively. The fact that a person is a Participant or a former Participant or a prospective Participant shall not disqualify him from acting as a member of the Appeals Committee, nor shall any member of the Appeals Committee be disqualified from acting on any question because of his interest therein, except that no member of the appeals Committee may act on any claim which such member has brought as a Participant or former Participant under this Plan. In case of the death, resignation or removal of any member of the Appeals Committee, the remaining members shall act until a successor member shall be appointed by the Company. At the Administrator's request, the Secretary of the Company shall notify the Administrator in writing of the names of the original members of the Appeals Committee, of any and all changes in the membership of the Appeals Committee, of the member designated as Chairman, and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Administrator shall be protected in assuming that there has been no change in the membership of the Appeals Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Administrator shall be under no obligation at any time to inquire into the membership of the Appeals Committee or its officers. All communications to the Appeals Committee shall be addressed to its Secretary at the address of the Company.

         6.8. OPERATIONS OF APPEALS COMMITTEE. On all matters and questions, a decision of a majority of the members of the Appeals Committee shall govern and control, but a meeting need not be called or held to make any decision. The Appeals Committee shall appoint

                                      6-6
one of its members to act as its Chairman and another member to act as Secretary. The terms of office of these members shall be determined by the Appeals Committee, and the Secretary and/or Chairman may be removed by the other members of the Appeals Committee for any reason which such other members may deem just and proper. The Secretary shall do all things directed by the Appeals Committee. Although the Appeals Committee shall act by decision of a majority of its members as above provided, nevertheless in the absence of written notice to the contrary, every person may deal with the Secretary and consider his acts as having been authorized by the Appeals Committee. Any notice served or demand made on the Secretary shall be deemed to have been served or made upon the Appeals Committee.

         6.9. LIMITATION OF DUTIES. The Company, the Administrator, the Appeals Committee, the Appeal Examiner, and their respective officers, members, Employees and agents shall have no duty or responsibility under this Plan other than the duties and responsibilities expressly assigned to them herein or delegated to them pursuant hereto. None of them shall have any duty or responsibility with respect to the duties or responsibilities assigned or delegated to another of them.

         6.10. EXPENSES OF ADMINISTRATION AND THE COMMITTEE. No fee or compensation shall be paid to the Administrator or any member of the Appeals committee for his or its services as such, but the Administrator and the Appeals Committee may be reimbursed for his or its expenses by the Company. The Administrator and the Appeals Committee may hire such attorneys, accountants, actuaries, agents, clerks, and secretaries as they may deem desirable in the performance of their functions, any of whom may also be advisors to the Company or any affiliated company, and the expense associated with the hiring or retention of any such person or persons shall be paid directly by the Company.

                                      6-7

         6.11. INDEMNIFICATION. In addition to whatever rights of indemnification an Employee of the Company who serves as a delegate of the Administrator or the Company or is a member of the Appeals Committee may be entitled to under the Certificate of Incorporation or bylaws of the Company, under any provision of law or under any other agreement, the Company shall satisfy any liability actually incurred by any such individual, including reasonable expenses and attorney's fees, and any judgments, fines, and amounts paid in settlement, in connection with any threatened, pending or completed action, suit or proceeding which is related to the exercise or failure to exercise by such individual of any powers, authority, responsibilities or discretion provided under this Plan or reasonably believed by such individual to be provided hereunder, and any action taken by such individual in connection therewith. This indemnification for all such acts taken or omitted is intentionally broad, but shall not provide indemnification for acts taken or omissions occurring as a result of bad faith. Such indemnification will not be provided to any person who is not a present or former Employee of the Company or affiliated company thereof, nor shall it be provided for any claim by the Company or affiliated company thereof against any such person. No indemnification shall be provided to any person who is not an individual.

         6.12. LIMITATION OF ADMINISTRATIVE LIABILITY. Neither the Administrator, nor the Appeals Committee, nor any of their respective officers, members, Employees, agents and delegates shall be liable for any act taken by such person or entity pursuant to any provision of this Plan except for gross abuse of the discretion given it and them hereunder. No member of the Appeals Committee shall be liable for the act of any other member. No member of the Board shall be liable to any person for any action taken or omitted in connection with the administration of this Plan.

                                      6-8

         6.13. LIMITATION OF SPONSOR LIABILITY. Any right or authority exercisable by the Company, pursuant to any provision of this Plan, shall be exercised in the Company's capacity as sponsor of this Plan, or on behalf of the Company in such capacity, and not in a fiduciary capacity, and may be exercised without the approval or consent of any person in a fiduciary capacity. Neither the Company, nor any of its respective officers, members, Employees, agents and delegates, shall have any liability to any party for its exercise of any such right or authority.

                                      6-9

                                     ARTICLE 7
                                     ---------

                              AMENDMENT AND TERMINATION
                              -------------------------

         7.1. AMENDMENT, MODIFICATION AND TERMINATION. This Plan may be amended or terminated by the Company at any time, or from time to time, by a document executed on behalf of the Company by an officer thereof, which amendment, modification or termination is authorized or ratified by the compensation committee of the board.

         7.2. ASSUMPTION OF PLAN. If the Company shall be legally dissolved, be declared bankrupt, make a general assignment for the benefit of creditors, merge with another corporation, or sell substantially all of its assets, this Plan shall terminate; provided, however, that if a successor corporation or other business organization shall agree to assume the liabilities of this Plan, then upon agreement with the Company, such corporation or business organization shall become the Company for the purposes of this Plan.

         7.3. PLAN TERMINATION. Although it is the intention of the Company to continue this plan indefinitely, the Company may, by action of the Board, terminate this Plan at any time as evidenced by an instrument in writing executed in the name of the Company by a duly authorized officer. The Company shall notify the Administrator of any such termination.

                                      7-1

                                    ARTICLE 8
                                    ---------

                                  MISCELLANEOUS
                                  -------------

         8.1. NO IMPLIED RIGHTS. Neither the establishment of this Plan nor any amendment thereof shall be construed as giving any Participant or any other person any legal or equitable right unless such right shall be specifically provided for in his plan or conferred by specific action of the Company in accordance with the terms and provisions of this Plan. Except as expressly provided in this Plan, the Company shall not be required or be liable to make any payment under this Plan.

         8.2. NO RIGHT TO COMPANY ASSETS. Neither the Participant nor any other person shall acquire, by reason of this Plan, any right to or title to any assets, funds or other property of the Company whatsoever including, without limiting the generality of the foregoing, any specific assets, funds or other property which the Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company. The Participant shall have only a contractual right to the amounts, if any, payable hereunder, unsecured by any asset of the Company. Nothing contained in this Plan constitutes a guarantee by the Company that the assets of the Company shall be sufficient to pay any benefit to any person.

         8.3. NO EMPLOYMENT RIGHTS CREATED. This Plan shall not be deemed to constitute a contract of employment between the Company and any Participant, nor confer upon any Participant or Employee the right to be retained in the service of the Company for any period of time, nor shall any provision hereof restrict the right of the Company to discharge or otherwise deal with any Participant or other Employees, with or without cause. Nothing herein

                                      8-1
shall be construed as fixing or regulating the compensation payable to any Participant or other Employee of the Company.

         8.4. OFFSET. If, at the time payments or installments of payments are to be made hereunder, a Participant is indebted or obligated to the Company, then the payments remaining to be made to the Participant may, at the discretion of the Company, be reduced by the amount of such indebtedness or obligation; provided, however, that an election by the Company not to reduce any such payment or payments shall not constitute a waiver of its claim for such indebtedness or obligation.

         8.5. NON-ASSIGNABILITY. Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, and any attempt to do so shall be void. All benefits are expressly declared to be unassignable and non-transferable. No part of the benefits under this Plan shall be, prior to actual payment, subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

         8.6. NOTICE. Any notice required or permitted to be given under this plan shall be sufficient if in writing and hand delivered, or sent by first class mail, and if given to the Company, delivered to the principal office of the Company, directed to the attention of the Vice President of Human Resources. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

                                      8-2

         8.7. GOVERNING LAWS. This Plan shall be construed and administered according to ERISA and the laws of the State of Ohio.

         8.8. INCAPACITY. If the Administrator determines that any Participant entitled to payments under this Plan is incompetent by reason of physical or mental disability and is consequently unable to give a valid receipt for payments made hereunder, or is a minor, the Administrator may order the payments becoming due to such Participant to be made to another person for the benefit of such Participant, without responsibility on the part of the Administrator to follow the application of amounts so paid. Payments made pursuant to this
Section 8.8 shall completely discharge this Plan, the Administrator, the Company and the Appeals Committee with respect to such payments.

         8.9. ADMINISTRATIVE FORMS. All applications, elections and designation as made by a Participant in connection with this Plan shall become effective only when provided to the Administrator in such form as is required by the Administrator.

         8.10. INDEPENDENCE OF PLAN. Except as otherwise expressly provided herein, this plan shall be independent of, and in addition to, any other employee benefit agreement or plan or any rights that may exist from time to time thereunder.

         8.11. RESPONSIBILITY FOR LEGAL EFFECT. Neither the Company, the Administrator, the Appeals Committee, nor any officer, member, delegate or agent of any of them, makes any representations or warranties, express or implied, or assumes any responsibility concerning the legal, tax, or other implications or effects of this Plan.

         8.12. SUCCESSORS. The terms and conditions of this Plan shall inure to the benefit of and bind the Company, the Administrator, the Appeals Committee and its members, the Participants and the successors, assigns, and personal representatives of any of them.



                                       8-3

         8.13. HEADINGS AND TITLES. The Section headings and titles of Articles used in this Plan are for convenience of reference only and shall not be considered in construing this Plan.

         8.14. GENERAL RULES OF CONSTRUCTION. The masculine gender shall include the feminine and neuter, and vice versa, as the context shall require. The singular number shall include the plural, and vice versa, as the context shall require. The present tense of a verb shall include the past and future tenses, and vice versa, as the context may require.

         8.15. SEVERABILITY. In the event that any provision or term of this Plan, or any agreement or instrument required by the Administrator hereunder, is determined by a judicial, quasi-judicial or administrative body to be void or not enforceable for any reason, all other provisions or terms of this Plan or such agreement or instrument shall remain in full force and effect and shall be enforceable as if such void or nonenforceable provision or term had never been a part of this plan, or such agreement or instrument.

         8.16. ACTIONS BY THE COMPANY. Except as otherwise provided herein, including without limitation Section 6.9 hereof, all actions of the Company under this Plan shall be taken by the Board, by any officer of the Company, or by any other person designated by any of the foregoing.

         IN WITNESS WHEREOF, Pioneer-Standard Electronics, Inc., by its appropriate officers duly authorized, has caused this Plan to be executed this ____day of April, 2000.

                                       PIONEER-STANDARD ELECTRONICS, INC.
                                           ("Company")

                                       By:
                                           -------------------------------------
                                       And:
                                           -------------------------------------

                                      8-4